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                                                                 EXHIBIT 10.5(i)

                  SIXTH AMENDMENT TO CREDIT AGREEMENT BY AND
                          BETWEEN INDIAN OIL COMPANY
                         AND BANK ONE, OKLAHOMA, N.A.


     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made effective as of the ___ day of July, 2000 by and between INDIAN OIL COMPANY, an Oklahoma corporation (the "Borrower") and BANK ONE, OKLAHOMA, N.A. (the "Lender").


                             W I T N E S S E T H:

     WHEREAS, on December 22, 1997, Borrower and Lender entered into that certain Credit Agreement (the "Original Agreement") whereby Lender provided Borrower with a reducing, revolving line of credit in an amount, subject to a Borrowing Base, which shall not exceed $50,000,000.00 as evidenced by the Note.

     WHEREAS, on August 10, 1998 Borrower and Lender amended the Original Agreement for the first time (the "First Amendment") in order to: (i) change the Debt Service Coverage ratio calculation; (ii) waive the occurrence of certain events of default; and (iii) certain other changes more particularly set forth therein;

     WHEREAS, on February 26, 1999, Borrower and Lender amended the Original Agreement for the second time (the "Second Amendment") in order to (i) reduce the Borrower's Borrowing Base availability from $24,000,000.00 to $20,000,000.00; (ii) extend the deadline for Borrower to have completed a $12,000,000.00 equity offering until March 1, 1999; (iii) extend the deadline for Borrower to provide an audited financial statement for the fiscal year ending December 31, 1997 until April 10, 1999; and (iv) waive the occurrence of certain events of default;

     WHEREAS, on March 31, 1999, Borrower and Lender amended the Agreement for the third time (the "Third Amendment") in order to: (i) reset the Borrowing Base, (ii) reset the Monthly Borrowing Base Reduction, (iii) restate the Debt Service Coverage Ratio, and (iv) document such other amendments and waivers as set forth in the Third Amendment;

     WHEREAS, on November 1st, 1999, Borrower and Lender amended the Agreement for the fourth time (the "Fourth Amendment") in order to: (i) permit additional subordinated debt, as described in the Fourth Amendment, (ii) to provide for Unscheduled Redeterminations, (iii) to include commodity rate management language and (iv) to document such other amendments, extensions and waivers as set forth in the Fourth Amendment;

     WHEREAS, on January 1, 2000, Borrower and Lender amended the Agreement for the fifth time (the "Fifth Amendment") in order to (i) renew and extend the Note, (ii) reset the
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Borrowing Base and the Monthly Borrowing Base Reduction, (iii) restate the Debt
Service Coverage Ratio and (iv) document such other amendments, extensions and waivers as set forth in the Fifth Amendment (the Original Agreement as amended by the First, Second, Third, and Fourth Amendments is referred to herein as the "Agreement").

     WHEREAS, the obligations described in the Agreement are secured by, among other things not specifically set forth herein, certain Oil and Gas Properties; and

     WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement;

     WHEREAS, Borrower and Lender now desire to amend the Agreement for the sixth time in order to: (i) include a new $2,000,000 term loan facility, (ii) reset the Borrowing Base and the Monthly Borrowing Base Reduction, and (iii) document such other amendments, extensions and waivers as set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to amend the agreement as follows:

     A.   CHANGES TO THE AGREEMENT.  The Agreement is hereby amended as follows:

          1.  The definition of "Note" set forth at Section 1.2 of the
                                 ----
Agreement, Additional Defined Terms, is hereby retitled as "Notes" and further
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amended and restated in its entirety in order to add the new term facility as follows:

          "Notes" shall mean (i) the revolving promissory note made by the
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     Borrower in the original face amount of $50,000,000.00 in the form attached hereto as Exhibit A with any blanks completed in conformity herewith (the
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     "Revolving Note")and (ii) that certain $2,000,000 term promissory note made by the Borrower in the form attached hereto as Exhibit A-1 (the "Term
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     Note"), together with any and all renewals, extensions for any period, increases and rearrangements thereof.

          2. Unless the context otherwise requires, all references in the Agreement to the term "Note" including, without limitation, that reference at
Section 9.1(a), shall be deemed to hereinafter refer to the defined term "Notes". In those circumstances, if any, in which the context clearly refers to a single "Note", such reference shall refer to the Revolving Note.

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          3.  Article II of the Agreement, AMOUNT AND TERMS OF CREDIT FACILITY,
is hereby amended in order to add a new term loan facility by inserting an additional Section numbered "Section 2.17" and entitled "Term Loan Facility" which shall state as follows:

          2.17  Term Loan.  Subject to the terms and conditions herein
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     (including, without limitation, the right of Lender to decline to make an
     Advance so long as a Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, until the Maturity Date, to make an Advance, in immediately available funds, at the Principal Office to or for the benefit of Borrower from time to time in accordance with the terms and following receipt by Lender of a Request for Advance; provided, however, Lender shall not advance more than $2,000,000.00. The Advance shall be made and the Term Note, as written evidence thereof, shall be maintained at the Principal Office. This loan is expressly not revolving. Once $2,000,000.00 has been advanced pursuant to this Term Loan Facility, no additional sums shall be advanced.

               2.17.1  Use of Proceeds.  Proceeds of the Advances pursuant to
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     this Term Loan Facility shall be used by the Borrower solely to support developmental drilling and/or leasing acquisitions (leasing investments will be limited to $350,000).

               2.17.2  Note.  The Advances under this Term Loan Facility shall
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     be evidenced by the Term Note, which Note shall (i) be payable to the order of Lender, and (ii) bear interest in accordance with Section 2.17.3 hereof.
                                                          --------------
     Notwithstanding the principal amount of the Note as stated on the face thereof, the amount of principal actually owing on the Note at any given time shall be the aggregate of all Advances theretofore made to Borrower hereunder, less all payments of principal theretofore actually received hereunder by Lender. Lender is authorized, but is not required, to endorse on a schedule attached to the Term Note appropriate notations evidencing the date and amount of each Advance as well as the amount of each payment made by Borrower thereunder. This Term Note is expressly NOT a revolving line of credit. Once sums are borrowed and repaid they cannot be reborrowed.

               2.17.3  Interest.  The unpaid principal balance of the Term
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     Note shall bear interest from the date of initial Advance to maturity at a rate per annum which shall from day to day be equal to (i) the Base Rate in effect from day to day, or (ii) the Highest Lawful Rate. The Base Rate shall be computed on the basis of a year of 360 days, but counting the actual days elapsed (including the first day but excluding the last day) during the period for which payable. Past due principal on the Term Note shall bear interest, and to the extent permitted by applicable law, past due interest shall bear interest at a rate per annum equal to the Default Rate.

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               2.17.4  Repayment.  Beginning August 31, 2000 and continuing on
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     the last day of each month thereafter through and including the Maturity
     Date, Borrower shall, at a minimum, pay accrued interest on any Advances subject to the Base Rate. All principal plus all accrued but unpaid interest shall be due and payable in full on the Maturity Date, if there has not been an Event of Default which has resulted in all Obligations becoming immediately due and payable in accordance with Section 9.2 of this
                                                             -----------
     Agreement or before the Maturity Date if there has been an Event of Default which has resulted in all Obligations becoming immediately due and payable in accordance with Section 9.2 of this Agreement.
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               2.17.5  Advances and Payments on Term Note.  The Lender is
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     irrevocably authorized by the Borrower to account for Advances, payments, prepayments, etc. by any appropriate method with its customary documentation or other evidence thereof delivered to the Borrower within a reasonable time after each such Advances, payments, prepayments, etc. The outstanding principal balance reflected by the accounting method utilized by Lender shall be deemed rebuttably presumptive evidence of the principal amount owing on the Term Note. Interest provided for herein shall be calculated on unpaid sums actually advanced and outstanding pursuant to the terms of this Agreement and only for the period from the date or dates of such Advance pursuant to the Term Note until repayment. The liability for payment of principal and interest evidenced by the Term Note shall be limited to principal amounts actually advanced and outstanding pursuant to this Agreement and interest on such amounts calculated in accordance with this Agreement.

               2.17.6  Voluntary Prepayments.  The Borrower shall have the right
                       ---------------------
     at any time or from time to time to prepay without premium or penalty, all or any part of the outstanding principal balance of the Term Note; provided, however, that no such prepayment shall, until all Obligations are
     -----------------
     fully paid and satisfied, excuse the payment as it becomes due of any payment provided for herein.

               2.17.7  Miscellaneous Provisions Concerning the Term Note.  The
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     provisions concerning the Bank's right of offset and the maximum rate of interest set forth as Sections 2.13 and 2.14 shall apply with equal force and effect to the Term Loan Facility.

          4. Except as set forth in Section 2.17.7, Sections 2.1 through 2.16 of the Agreement shall apply solely to the Revolving Note. All references to the term "Note" in such sections shall refer to the Revolving Note.

          5. Article IV of the Agreement, CONDITIONS, is hereby amended in order to add a conditions precedent to Advances under the term loan facility by inserting an additional

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Section numbered "Section 4.3" and entitled "Each Advance Under the Term Note"
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which shall state as follows:

          4.3  Each Advance Under the Note.  In addition to the conditions
               ---------------------------
     precedent stated in Section 4.1 having been fulfilled as of the Closing
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     Date, the Lender shall not be obligated to make any Advance under the Term
     Note unless:

          (a) the Borrower shall have satisfied all conditions required for an Advance under the revolving promissory note as set forth in Section 4.2 above;

          (b) Borrower shall have provided Lender with "AFE's" or other documentation or evidence substantiating the use of the proceeds to Lender's satisfaction.

          (c) all material matters incident to the consummation of the transactions hereby contemplated shall be satisfactory in the good faith judgment of the Lender.

          5. The document attached hereto as Annex No. 1 shall be permanently attached to the Agreement as Exhibit A-1.

     B. NOTICES. Pursuant to Section 2.9 and Section 7.2 of the Agreement, the Borrower is hereby notified that effective as of July 1, 2000, the Borrowing Base has been redetermined at $16,270,000.00, which such amount shall be further subject to a Monthly Borrowing Base Reduction of $220,000.00 beginning August 1, 2000. The Borrowing Base, Monthly Borrowing Base Reduction and Half Life of the Borrower's Oil and Gas Properties referenced herein shall remain in effect until the earlier of the next scheduled Determination Date or (ii) an Unscheduled Redetermination.

     C.  REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender that:

          1. Borrower is a corporation, duly organized, legally existing, and in good standing under the laws of the State of Oklahoma, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

          2. Borrower's execution and delivery of this Amendment and performance of its obligations hereunder: (a) are and will be within its corporate powers; (b) are duly authorized by its board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of its articles or certificates of incorporation and bylaws, nor of any preferred stock provision, indenture, agreement or undertaking to which Corporation or any of its properties are bound; (d) do not require any consent or approval (including governmental)

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which has not been given; and (e) will not result in the imposition of Liens, charges or encumbrances on any of its properties or assets, except those in favor of Lender hereunder.

          3. This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with its terms.

          4. All financial statements, balance sheets, income statements and other financial data which have been or are hereafter furnished to Lender by each Borrower to induce Lender to make the loans hereunder due, and as to subsequent financial statements will, fairly represent each Borrower's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Lender are and will be, when furnished: prepared in accordance with generally accepted accounting principles consistently applied; accurate and correct in all material respects; and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. Since the date of the last such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise and other financial data provided to Lender; of either Borrower, nor, to the best of their knowledge, has either Borrower incurred, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate, which has not been disclosed to Lender.

          5. The Borrower is the sole and lawful owner of the Collateral, pledged, mortgaged or assigned by it, and Borrower has, and as to after acquired property or New Properties will have, good right to cause the Collateral to be hypothecated to Lender as security for the Obligations.

          6. All of Borrower's other representations and warranties set forth in Sections 5.1 through 5.22 of the Agreement are true and correct on and as of the date hereof with the same effect as though made and repeated by Borrower as of the date hereof.

     D.  CONDITIONS

     Lender's obligations under the Agreement, as hereby amended, is subject to the following conditions:

          1. Lender and Borrower shall have executed and delivered this Amendment.

          2.  Borrower shall have executed and delivered to Lender the Term
Note.

          3. Lender shall have received an estoppel certificate from Coral or other evidence acceptable to Lender that the Agreement and Plan of Merger is still in effect and that there are currently no defaults or events of default pertaining thereto.

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          4.  Lender shall have received evidence acceptable to Lender that both
MidFirst and Coral consent and/or approve of the renewals, modifications, amendments set forth herein.

          5   Borrower's representations and warranties set forth in Section C hereof shall be true and correct on and as of the date hereof, and the date of any subsequent advance with the same effect as though such representation and warranty had been on and as of such date.

          6.  Borrower shall have satisfied all conditions set forth in Section
4.1 of the Agreement.

          7. No Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing which has not been waived by Lender.

     E.  OTHER COVENANTS AND MISCELLANEOUS TERMS

          1. Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

          2. Obligations, including but not limited to the indebtedness evidenced by the Note executed in conjunction with the Fifth Amendment to the Agreement, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

          3. Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications and additional agreements, undertakings, conveyances, deeds of trusts, mortgages, transfers, assignments, financing statements or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with any of the Loan Documents and the obligations of Borrower assuring and confirming unto Lender all or any part of the security for any such obligation. In connection herewith, Lender may require Borrower to execute additional mortgages or deeds of trust in order to provide mortgage coverage of at least eighty-five percent of the Borrower's Oil and Gas Properties and provide evidence of title to, at least, eighty-five percent of the total properties mortgaged to Lender. The additional mortgages shall be provided to Lender within 30 days of the date hereof and the additional evidence of title shall be provided to Lender within 60 days of the date hereof.

          4. The Borrower hereby agrees to pay all reasonable attorney fees and legal expenses incurred by Lender in preparation, execution and implementation of this Amendment and any mortgages, deeds of trust, security agreements, pledge agreements or any amendments thereto.

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          5.  This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and Lender, and their respective successors and assigns. All obligations of the Borrower under the Agreement and all rights of Lender and any other holder of the Notes, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrower irrevocably agrees that, subject to Lender's sole election, all suits or proceedings arising from or related to the Agreement, as amended, or the Notes may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

          6. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.

     BORROWER:      INDIAN OIL COMPANY,
                              an Oklahoma corporation


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                              By: John K. Penton
                              Title: Executive Vice President


     LENDER:        BANK ONE, OKLAHOMA, N.A.


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                              By: Coy Gallatin
                              Title: Vice President

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